UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PETRA ACQUISITION, INC.
(Name of Registrant as Specified in its Charter)

____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PETRA ACQUISITION, INC.
5 West 21st Street
New York, NY 10010

September 20, 2021

Dear Stockholder:

On behalf of the Board of Directors of Petra Acquisition, Inc. (the “Company,” “Petra” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 10:00 a.m. Eastern Time on October 8, 2021. Due to the COVID-19 pandemic, Petra will be holding the Special Meeting via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1 877-770-3647 (toll-free)
Outside of the U.S. and Canada:
+1 312-780-0854 (standard rates apply)
Passcode for telephone access:
21427771#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/petraacquisition/2021. We are first mailing these materials to our stockholders on or about September 20, 2021.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend (the “Extension Amendment”) Petra’s second amended and restated certificate of incorporation (the “Charter”), to extend the date by which Petra has to consummate a business combination (the “Extension”) from October 13, 2021 to November 13, 2021, plus an option for the Company to further extend such date to December 13, 2021, plus an option for the Company to further extend such date to January 13, 2022 (the latest such date actually extended being referred to as the “Extended Termination Date”); and

(ii) Proposal 2 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal.

Pine Valley Investments, LLC (“Pine Valley”), an affiliate of Petra’s sponsor, has agreed that if the Extension Amendment is approved, it or its affiliates will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $0.027 for each share of common stock issued in our IPO (the “public shares”) that is not redeemed in connection with the stockholder vote to approve the extension of the deadline to complete an initial business combination to November 13, 2021. If the Company elects to further extend the deadline to complete an initial business combination beyond November 13, 2021, Pine Valley will make an additional Contribution of $0.027 for each public share for an additional 31-day period. If the Company elects to further extend the deadline to complete a business combination beyond December 13, 2021, Pine Valley will make an additional Contribution of $0.027 for each public share for an additional 31-day period. Accordingly, if the Company takes the initial extension to December 13, 2021 and the additional 31-day extension, Pine Valley would make aggregate Contributions of approximately $750,000 (assuming no public shares were redeemed). Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Extension is completed and the Company takes the full time through the Extended Termination Date to complete an initial business combination, the redemption price per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.18 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.10 per share. Pine Valley will not make any Contribution unless the Extension Amendment is approved and the Extension is completed. The Contribution(s) will bear interest at the rate of 2.5% per month on the outstanding loan amount and will be repayable by the Company to Pine Valley upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending for the additional 31-day period until the Extended Termination Date and if the Company determines not to continue extending for the additional 31-day period, its obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date and does not wish to seek the additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

Each of the Extension Amendment and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow Petra more time to complete its proposed business combination. Petra’s Charter provides that Petra has only until October 13, 2021 to complete a business combination.

On August 29, 2021, Petra entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among Petra, Petra Acquisition Merger Inc., a Delaware corporation and wholly-owned Subsidiary of Petra (“Merger Sub”), and Revelation Biosciences, Inc., a Delaware corporation (“Revelation”), pursuant to which Merger Sub will merge with and into Revelation with Revelation surviving the merger as a wholly-owned subsidiary of Petra (the “Business Combination”). In addition, in connection with the consummation of the Business Combination, Petra will be renamed “Revelation Biosciences, Inc.” (“New Revelation”).

The Merger Agreement provides that Petra has agreed to acquire all of the outstanding equity interests of Revelation for an aggregate of 10,500,000 shares of Petra Common Stock, par value $0.001 per share (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of Revelation’s common stock, Series A Preferred Stock, and Series A-1 Preferred Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive the Per Share Merger Consideration (i.e., the portion of the Merger Consideration Shares with respect to a single share of Revelation’s common stock, Series A Preferred Stock or Series A-1 Preferred Stock, as the case may be, equal, in each case, to the quotient obtained by dividing (x) the Merger Consideration Shares by (y) the Fully Diluted Company Shares). As used herein, “Fully Diluted Company Shares” means the sum, without duplication, of (a) all shares of Revelation’s common stock that are issued and outstanding immediately prior to the Effective Time; plus (b) all shares of Revelation’s Series A Preferred Stock or Series A-1 Preferred Stock (on an as converted to Revelation’s common stock basis) that are issued and outstanding immediately prior to the Effective Time; plus (c) the aggregate number of Revelation “Rollover Warrant Shares”; plus (d) the aggregate number of Revelation “Rollover RSU Shares”.

In addition, pursuant to the Merger Agreement, at the Effective Time, each Revelation RSU Award (as defined in the Merger Agreement) that is outstanding as of immediately prior to the Effective Time shall be assumed by Petra and shall be converted into that number of whole Parent RSU Awards (as defined in the Merger Agreement) equal to the product (rounded down to the nearest whole number) of: (i) the number of Revelation RSU Awards held by that holder as of immediately prior to the Effective Time; multiplied by (ii) the Common Stock Exchange Ratio (as defined in the Merger Agreement). Further, each Revelation Warrant (as defined in the Merger Agreement) shall be converted into a warrant to purchase, subject to substantially the same terms and conditions as were applicable under such Revelation Warrant, the number of shares of Petra Common Stock (rounded down to the nearest whole share), determined by multiplying the number of shares of Revelation common stock subject to such Revelation Warrant immediately prior to the Effective Time by the Common Stock Exchange Ratio, at an exercise price per share of Petra Common Stock (rounded up to the nearest whole cent) equal to (x) the exercise price per share of Revelation common stock of such Revelation Warrant divided by (y) the Common Stock Exchange Ratio).

Petra and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before October 13, 2021 to hold a special meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, Petra’s board has determined that, given Petra’s expenditure of time, effort and money on identifying Revelation as a target business and completing the Business Combination, it is in the best interests of its stockholders to approve the Extension Amendment in order to amend the Charter and, assuming that the Extension Amendment is so approved and the Charter is amended, Petra will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the Extended Termination Date.

If Petra’s board of directors determines that Petra will not be able to consummate an initial business combination by the Extended Termination Date, Petra would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Petra to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, Petra will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause Petra to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $73.5 million of marketable securities as of September 20, 2021. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Petra has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,809,538 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and our sponsor owns 3,150,000 warrants, which we refer to as the “Private Placement Warrants”, that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or October 6, 2021). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of September 20, 2021, there was approximately $73.5 million in the Trust Account. If the Extension Amendment is approved and the Extension is completed, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $10.127 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.10 per share. In addition, if the Company elects to further extend the deadline to complete an initial business combination beyond November 13, 2021, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $10.154 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.10 per share. If the Company elects to further extend the deadline to complete a business combination beyond December 13, 2021, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $10.18 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.10 per share. The closing price of the Company’s common stock on September 15, 2021 was $10.06. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by October 13, 2021, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on September 21, 2021 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,
/s/ Andreas Typaldos
Andreas Typaldos
Chief Executive Officer
September 20, 2021

PETRA ACQUISITION, INC.
5 West 21st Street
New York, NY 10010

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON October 8, 2021

September 20, 2021

To the Stockholders of Petra Acquisition, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Petra Acquisition, Inc. (“Petra”), a Delaware corporation, will be held on October 8, 2021, at 10:00 a.m. Eastern Time. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1 877-770-3647 (toll-free)
Outside of the U.S. and Canada:
+1 312-780-0854 (standard rates apply)
Passcode for telephone access: 21427771#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1. a proposal to amend (the “Extension Amendment”) Petra’s second amended and restated certificate of incorporation (the “Charter”), to extend the date by which Petra has to consummate a business combination (the “Extension”) from October 13, 2021 to November 13, 2021, plus an option for the Company to further extend such date to December 13, 2021, plus an option for the Company to further extend such date to January 13, 2022 (the latest such date actually extended being referred to as the “Extended Termination Date”);

2. a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal; and

3. To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on September 21, 2021 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors
/s/ Andreas Typaldos
Chief Executive Officer

New York, New York
September 20, 2021

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 8, 2021. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/petraacquisition/2021.

PETRA ACQUISITION, INC.
5 West 21st Street
New York, NY 10010

PRELIMINARY PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 8, 2021
FIRST MAILED ON OR ABOUT SEPTEMBER 20, 2021

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Petra Acquisition, Inc. (“the Company,” “Petra” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on October 8, 2021 at 10:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. Due to the COVID-19 pandemic, Petra will be holding the Special Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1 877-770-3647 (toll-free)
Outside of the U.S. and Canada:
+1 312-780-0854 (standard rates apply)
Passcode for telephone access: 21427771#

The principal executive office of the Company is 5 West 21st Street, New York, New York, and its telephone number, including area code, is (917) 622-5800.

Forward Looking Statements

This Proxy Statement (this “Proxy Statement”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Proxy Statement regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Petra’s and Revelation’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Petra or Revelation or other conditions to closing in the Merger Agreement; (3) the inability to project with any certainty the amount of cash proceeds remaining in the Petra trust account at the closing of the transaction; (4) the uncertainty relative to the cash made available to Revelation at the closing should any material redemption requests be made by the Petra stockholders (since the sources of cash projected assume that no redemptions will be requested by Petra stockholders); (5) the inability of the post-closing company to obtain or maintain the listing of its securities on Nasdaq following the Business Combination; (6) the amount of costs related to the Business Combination; (7) Revelation’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations and research and development efforts since the Merger Agreement requires no minimum level of funding in the trust fund to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; changes in applicable laws or regulations; (9) the ability of Revelation to meet its post-closing financial and strategic goals, due to, among other things, competition; (10) the ability of the company post-closing to grow and manage growth profitability and retain its key employees; (11) the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of Revelation’s product candidates; (12) the clinical utility of an increase in intranasal IP-10 levels as a treatment for viral infections; the ability to complete planned clinical studies of REVTx-99; (13) expected initiation of the clinical studies, the timing of clinical data; (14) the outcome of the clinical data, including whether the results of such study is positive or whether it can be replicated; (15) the outcome of data collected, including whether the results of such data and/or correlation can be replicated; (16) the timing, costs, conduct and outcome of our other clinical studies; (17) the anticipated treatment of future clinical data by the FDA, the EMA or other regulatory authorities, including whether such data will be sufficient for approval; (18) the success of future development activities for REVTx-99 and expanded indications, REVTx-200, REVDx-501, or any other product candidates; (19) potential indications for which product candidates may be developed; (20) the potential impact that COVID-19 may have on Revelation’s suppliers, vendors, regulatory agencies, employees and the global economy as a whole; (21) the expected duration over which Revelation’s balances will fund its operations; (22) and other risks and uncertainties described herein, as well as those risks and uncertainties indicated from time to time in the final prospectus of Petra for its initial public offering dated October 7, 2020 filed with the SEC and the proxy statement on Schedule 14A relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Petra’s other filings with the SEC. Petra cautions that the foregoing list of factors is not exclusive. Petra and Revelation caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Petra and Revelation do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.      Proposal 1 — A proposal to amend (the “Extension Amendment”) Petra’s second amended and restated certificate of incorporation (the “Charter”), to extend the date by which Petra has to consummate a business combination (the “Extension”) from October 13, 2021 to November 13, 2021, plus an option for the Company to further extend such date to December 13, 2021, plus an option for the Company to further extend such date to January 13, 2022, (the latest such date actually extended being referred to as the “Extended Termination Date”);

2.      Proposal 2 — A proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal; and

3.      To act on such other matters as may properly come before the Special Meeting or any adjournment thereof.

Pine Valley Investments, LLC (“Pine Valley”), an affiliate of Petra’s sponsor, has agreed that if the Extension Amendment is approved, it or its affiliates will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $0.027 for each share of common stock issued in our IPO (the “public shares”) that is not redeemed in connection with the stockholder vote to approve the extension of the deadline to complete an initial business combination to November 13, 2021. If the Company elects to further extend the deadline to complete an initial business combination beyond November 13, 2021, Pine Valley will make an additional Contribution of $0.027 for each public share for an additional 31-day period. If the Company elects to further extend the deadline to complete a business combination beyond December 13, 2021, Pine Valley will make an additional Contribution of $0.027 for each public share for an additional 31-day period. Accordingly, if the Company takes the initial extension to December 13, 2021 and the additional 31-day extension, Pine Valley would make aggregate Contributions of approximately $750,000 (assuming no public shares were redeemed). Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Extension is completed and the Company takes the full time through the Extended Termination Date to complete an initial business combination, the redemption price per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.18 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.10 per share. Pine Valley will not make any Contribution unless the Extension Amendment is approved and the Extension is completed. The Contribution(s) will bear interest at the rate of 2.5% per month on the outstanding loan amount and will be repayable by the Company to Pine Valley upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending for the additional 31-day period until the Extended Termination Date and if the Company determines not to continue extending for the additional 31-day period, its obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date and does not wish to seek the additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

The purpose of the Extension Amendment is to allow Petra more time to complete its proposed business combination. Petra’s Charter provides that Petra has only until October 13, 2021 to complete a business combination.

Merger Agreement

On August 29, 2021, Petra entered into an agreement and plan of merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among Petra, Petra Acquisition Merger Inc., a Delaware corporation and wholly-owned Subsidiary of Petra (“Merger Sub”), and Revelation Biosciences, Inc., a Delaware corporation (“Revelation”), pursuant to which Merger Sub will merge with and into Revelation with Revelation surviving the merger as a wholly-owned subsidiary of Petra. In addition, in connection with the consummation of the Business Combination, Petra will be renamed “Revelation Biosciences, Inc.” (“New Revelation”).

The Merger Agreement provides that Petra has agreed to acquire all of the outstanding equity interests of Revelation for an aggregate of 10,500,000 shares of Petra Common Stock, par value $0.001 per share (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of Revelation’s common stock, Series A Preferred Stock, and Series A-1 Preferred Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive the Per Share Merger Consideration (i.e., the portion of the Merger Consideration Shares with respect to a single share of Revelation’s common stock, Series A Preferred Stock or Series A-1 Preferred Stock, as the case may be, equal, in each case, to the quotient obtained by dividing (x) the Merger Consideration Shares by (y) the Fully Diluted Company Shares). As used herein, “Fully Diluted Company Shares” means the sum, without duplication, of (a) all shares of Revelation’s common stock that are issued and outstanding immediately prior to the Effective Time; plus (b) all shares of Revelation’s Series A Preferred Stock or Series A-1 Preferred Stock (on an as converted to Revelation’s common stock basis) that are issued and outstanding immediately prior to the Effective Time; plus (c) the aggregate number of Revelation “Rollover Warrant Shares”; plus (d) the aggregate number of Revelation “Rollover RSU Shares”.

In addition, pursuant to the Merger Agreement, at the Effective Time, each Revelation RSU Award (as defined in the Merger Agreement) that is outstanding as of immediately prior to the Effective Time shall be assumed by Petra and shall be converted into that number of whole Parent RSU Awards (as defined in the Merger Agreement) equal to the product (rounded down to the nearest whole number) of: (i) the number of Revelation RSU Awards held by that holder as of immediately prior to the Effective Time; multiplied by (ii) the Common Stock Exchange Ratio (as defined in the Merger Agreement). Further, each Revelation Warrant (as defined in the Merger Agreement) shall be converted into a warrant to purchase, subject to substantially the same terms and conditions as were applicable under such Revelation Warrant, the number of shares of Petra Common Stock (rounded down to the nearest whole share), determined by multiplying the number of shares of Revelation common stock subject to such Revelation Warrant immediately prior to the Effective Time by the Common Stock Exchange Ratio, at an exercise price per share of Petra Common Stock (rounded up to the nearest whole cent) equal to (x) the exercise price per share of Revelation common stock of such Revelation Warrant divided by (y) the Common Stock Exchange Ratio).

Petra and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before October 13, 2021 to hold a special meeting to obtain stockholder approval of, and to consummate, the Business Combination.

Accordingly, Petra’s Board has determined that, given Petra’s expenditure of time, effort and money on identifying Revelation as a target business and completing the Merger Agreement, it is in the best interests of its stockholders to approve the Extension Amendment in order to amend the Charter and, assuming that the Extension Amendment is so approved and the Charter is amended, Petra will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the Business Combination by the Extended Termination Date.

If Petra’s board of directors determines that Petra will not be able to consummate an initial business combination by the Extended Termination Date, Petra would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Petra to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the Adjournment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, Petra will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause Petra to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $73.5 million of marketable securities as of September 20, 2021. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Petra has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,809,538 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and our sponsor owns 3,150,000 warrants, which we refer to as the “Private Placement Warrants”, that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or October 6, 2021). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of September 20, 2021, there was approximately $73.5 million in the Trust Account. If the Extension Amendment is approved and the Extension is completed, the redemption price per share at the meeting for the proposed Business Combination or the Company’s subsequent liquidation will be approximately $10.127 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.10 per share. In addition, if the Company elects to further extend the deadline to complete an initial business combination beyond November 13, 2021, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $10.154 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.10 per share. If the Company elects to further extend the deadline to complete a business combination beyond December 13, 2021, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $10.18 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.10 per share. The closing price of the Company’s common stock on September 15, 2021 was $10.06. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by October 13, 2021, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on September 21, 2021 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on September 21, 2021 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about September 20, 2021.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 9,107,689. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 4,553,846 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Business Combination;

•        the fact that if the Business Combination is not approved, in accordance with our Charter, the 1,809,538 Founder Shares held by our sponsor, our officers and directors, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 3,150,000 Private Placement Warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $3,150,000 and the additional 83,446 Private Placement Warrants that were acquired in connection with the exercise of the overallotment option for an aggregate purchase price of $83,446 (as they will expire). Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and Private Placement Warrants, such Founder Shares and Private Placement Warrants had an aggregate market value of approximately $19,982,347 based on the last sale price of $10.06 and $0.55, respectively, on Nasdaq on September 15, 2021;

•        if we are unable to complete a business combination and distribute the proceeds held in trust to our public stockholders, our sponsor has agreed (subject to certain exceptions) that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.10 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

•        all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        our sponsor, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Business Combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Business Combination is not completed. As of September 20, 2021, no of out-of-pocket expenses are owed to Petra’s officers, directors and Sponsor;

•        David Dobkin, one of our directors, is a principal of LifeSci Capital, which (i) was one of the representatives of the underwriters in the Petra IPO, (ii) is entitled to certain fees upon the completion of the Business Combination under the terms of the business combination marketing agreement dated October 7, 2020, and (iii) is the exclusive financial and mergers and acquisitions advisor to Petra in the Business Combination, under the terms of an engagement letter dated November 3, 2020 as amended by that certain letter agreement dated September 17, 2021; and

•        LifeSci Venture Partners II, LP (“LVP”), an affiliate of LifeSci Capital, together with other affiliates of LifeSci Capital, collectively own approximately 11.2% of Revelation’s total outstanding shares of capital stock prior to the Business Combination, which were purchased in Revelation’s Series Seed financing and Series A-1 financing. On May 11, 2020, LifeSci Venture Master SPV, LLC (“LVPLLC”) purchased 500,000 shares of Revelation’s Series Seed Preferred Stock (the “Series Seed Preferred Stock”), at a per share price of $1.00 per share, for an aggregate investment of $500,000. On August 27, 2020, pursuant to a statutory conversion of Revelation into a Delaware corporation, all of LVPLLC’s shares of Series Seed Preferred Stock were exchanged for 250,000 shares of Revelation’s Class A common stock (the “Class A Common Stock”). On December 23, 2020, LVPLLC transferred all of its shares of Class A Common Stock, to affiliates of LifeSci Capital. On December 24, 2020 (i) LVP purchased 78,616 shares of Class A Common Stock at a price of $6.36 per share, for an aggregate investment of $499,997.76, and (ii) another affiliate of LifeSci Capital purchased 31,446 shares of Class A Common Stock at a price of $6.36 per share, for an aggregate investment of $199,996.56. On December 30, 2020, pursuant to an amendment of Revelation’s certificate of incorporation, all shares of Class A Common Stock, were converted on a one-for-one basis into shares of Revelation’s common stock. On January 31, 2021, affiliates of LifeSci Capital purchased an aggregate of 47,170 shares of Revelation’s Series A-1 preferred stock at a price of $6.36 per share, for an aggregate investment of $300,001.20.

Additionally, if the Extension Amendment proposal is approved and the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•        You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Amendment proposal and the Adjournment Proposal.

•        You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Petra Acquisition, Inc., 5 West 21st Street, New York, New York 10010; Attention: Secretary, or call the Company promptly at (917) 622-5800.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Petra Acquisition, Inc., 5 West 21st Street, New York, New York 10010; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the trust account of approximately $73.5 million on September 20, 2021, the estimated per share conversion price would have been approximately $10.10.

In order to exercise your conversion rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern time on October 6, 2021 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor

New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

•        deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Amendment is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Amendment is not approved and we do not consummate an initial business combination by October 13, 2021, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

STOCKHOLDER PROPOSALS

No date for the Company’s annual meeting of stockholders (the “Annual Meeting”) has been set. You may submit proposals, including recommendations of director candidates, for consideration at annual meetings of stockholders. Our bylaws provide for advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. For the Annual Meeting, such nominations or proposals, other than those made by or at the direction of the board of directors, must be submitted in writing and received by our Secretary at our principal executive offices located at 5 West 21st Street, New York, New York 10010, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the scheduled date of the Annual Meeting. Such nominations or proposals also must comply with all applicable requirements of the rules and regulations of the SEC. The presiding officer of the Annual Meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our bylaws. If a stockholder who has notified the Company of his or her intention to present a proposal at an Annual Meeting does not appear to present his or her proposal at such meeting, such proposal will be disregarded.

In addition, for a stockholder proposal to be considered for inclusion in our proxy statement for the Annual Meeting, the proposal must be submitted in writing and received by our Secretary at our principal executive offices at the address above a reasonable time before we begin to print and send our proxy materials for the Annual Meeting.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Secretary at our principal executive offices at the address above. All notices of proposals by stockholders, whether or not to be considered for inclusion in our proxy materials, should be sent to our Secretary at our principal executive offices.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date.

	Amount and Nature of Beneficial Ownership of Common Stock	Approximate Percentage of Outstanding Shares of Common Stock
Name and Address of Beneficial Owner(1)
Petra Investment Holdings, LLC(2)	1,769,538	19.5%
Andreas Typaldos(2)	1,769,538	19.5%
Sean Fitzpatrick(2)	1,769,538	19.5%
David Dobkin(3)	10,000	*
Anthony Hayes(3)	10,000	*
Robert Nicholson(3)	10,000	*
Barry Dennis(3)	10,000	*
William Carson(3)	—	—
All directors and executive officers as a group (seven individuals)	1,809,538	19.9%

Five Percent Holders Petra:
Glazer Capital, LLC(4)	1,035,652	11.4%
Polar Multi-Strategy Master Fund(5)	700,000	7.7%
Linden Advisors LP(6)	679,000	7.5%
Karpus Management, Inc.(7)	877,373	9.7%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o Petra Acquisition, Inc., 5 West 21st Street, New York, New York 10010.

(2)      Represents securities held by Petra Investment Holdings, LLC, our sponsor, of which Mr. Typaldos and Mr. Fitzpatrick are each a member, with Mr. Typaldos owning 80% and Mr. Fitzpatrick owning 20%.

(3)      In May 2020, the Sponsor transferred 25,000 founder shares to each of Messrs. Dobkin, Hayes, and Nicholson, Petra’s directors and in August 2020, the Sponsor transferred 25,000 founder shares to Mr. Barry Dennis. On September 9, 2020, each of Petra’s other directors and nominees agreed to have the number of shares assigned to them reduced to the same number, 10,000 shares; as a result, the total number of shares held by the Sponsor is 2,106,250.

(4)      Shares are held by certain funds and managed accounts as to which Glazer Capital, LLC, a Delaware limited liability company, serves as investment manager. Mr. Paul J. Glazer serves as the Managing Member of Glazer Capital, with respect to the shares. The address of the business office of each of the reporting persons is 250 West 55th Street, Suite 30A, New York, New York 10019.

(5)      Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the shares directly held by PMSMF. The address of the business office of the reporting person is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(6)      Consists of 614,101 shares held by Linden Capital LP, a Bermuda limited partnership and 64,899 shares held for the account of Linden Capital by one or more separately managed accounts. Each of Linden GP LLC and Linden Capital may be deemed the beneficial owner of the 614,101 Shares held by Linden Capital. Mr. Siu Min (Joe) Wong is the principal owner and controlling person of Linden Advisors and Linden GP. In such capacities, Linden Advisors and Mr. Wong may each be deemed to beneficially own the shares held by each of Linden Capital and the managed accounts. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 15th Floor, New York, New York 10022.

(7)      Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”). Karpus is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The shares are owned directly by the accounts managed by Karpus.

PROPOSAL 1: THE EXTENSION AMENDMENT

This is a proposal to amend (the “Extension Amendment”) Petra’s second amended and restated certificate of incorporation (the “Charter”), to extend the date by which Petra has to consummate a business combination (the “Extension”) from October 13, 2021 to November 13, 2021, plus an option for the Company to further extend such date to December 13, 2021, plus an option for the Company to further extend such date to January 13, 2022 (the latest such date actually extended being referred to as the “Extended Termination Date”). All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Amendment is to allow Petra more time to complete its initial business combination. Petra’s Charter provides that Petra has only until October 13, 2021 to complete a business combination.

On August 29, 2021, Petra entered into an agreement and plan of merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among Petra, Petra Acquisition Merger Inc., a Delaware corporation and wholly-owned Subsidiary of Petra (“Merger Sub”), and Revelation Biosciences, Inc., a Delaware corporation (“Revelation”), pursuant to which Merger Sub will merge with and into Revelation with Revelation surviving the merger as a wholly-owned subsidiary of Petra. In addition, in connection with the consummation of the business combination, Petra will be renamed “Revelation Biosciences, Inc.” (“New Revelation”).

The Merger Agreement provides that Petra has agreed to acquire all of the outstanding equity interests of Revelation for an aggregate of 10,500,000 shares of Petra Common Stock, par value $0.001 per share (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of Revelation’s common stock, Series A Preferred Stock, and Series A-1 Preferred Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive the Per Share Merger Consideration (i.e., the portion of the Merger Consideration Shares with respect to a single share of Revelation’s common stock, Series A Preferred Stock or Series A-1 Preferred Stock, as the case may be, equal, in each case, to the quotient obtained by dividing (x) the Merger Consideration Shares by (y) the Fully Diluted Company Shares). As used herein, “Fully Diluted Company Shares” means the sum, without duplication, of (a) all shares of Revelation’s common stock that are issued and outstanding immediately prior to the Effective Time; plus (b) all shares of Revelation’s Series A Preferred Stock or Series A-1 Preferred Stock (on an as converted to Revelation’s common stock basis) that are issued and outstanding immediately prior to the Effective Time; plus (c) the aggregate number of Revelation “Rollover Warrant Shares”; plus (d) the aggregate number of Revelation “Rollover RSU Shares”.

In addition, pursuant to the Merger Agreement, at the Effective Time, each Revelation RSU Award (as defined in the Merger Agreement) that is outstanding as of immediately prior to the Effective Time shall be assumed by Petra and shall be converted into that number of whole Parent RSU Awards (as defined in the Merger Agreement) equal to the product (rounded down to the nearest whole number) of: (i) the number of Revelation RSU Awards held by that holder as of immediately prior to the Effective Time; multiplied by (ii) the Common Stock Exchange Ratio (as defined in the Merger Agreement). Further, each Revelation Warrant (as defined in the Merger Agreement) shall be converted into a warrant to purchase, subject to substantially the same terms and conditions as were applicable under such Revelation Warrant, the number of shares of Petra Common Stock (rounded down to the nearest whole share), determined by multiplying the number of shares of Revelation common stock subject to such Revelation Warrant immediately prior to the Effective Time by the Common Stock Exchange Ratio, at an exercise price per share of Petra Common Stock (rounded up to the nearest whole cent) equal to (x) the exercise price per share of Revelation common stock of such Revelation Warrant divided by (y) the Common Stock Exchange Ratio).

Petra and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before October 13, 2021 to hold a special meeting to obtain stockholder approval of, and to consummate, the business combination. Accordingly, Petra’s board has determined that, given Petra’s expenditure of time, effort and money on identifying Revelation as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Amendment in order to amend the Charter and, assuming that the Extension Amendment is so approved and the Charter is amended, Petra will have to consummate an initial business combination before the Extended Termination Date.

If Petra’s board of directors determines that Petra will not be able to consummate an initial business combination by the Extended Termination Date, Petra would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Petra to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the Adjournment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, Petra will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause Petra to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $73.5 million of marketable securities as of September 20, 2021. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Petra has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,809,538 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO and our sponsor owns 3,150,000 warrants, which we refer to as the “Private Placement Warrants”, that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or October 6, 2021). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of September 20, 2021, there was approximately $73.5 million in the Trust Account. If the Extension Amendment is approved and the Extension is completed, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $10.127 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.10 per share. In addition, if the Company elects to further extend the deadline to complete an initial business combination beyond November 13, 2021, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $10.154 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.10 per share. If the Company elects to further extend the deadline to complete a business combination beyond December 13, 2021, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $10.18 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.10 per share. The closing price of the Company’s common stock on September 15, 2021 was $10.06. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by October 13, 2021, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

United States Federal Income Tax Considerations for Stockholders Exercising Conversion Rights

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of common stock who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

•        a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions.    If a U.S. holder’s conversion of shares of common stock is treated as a distribution, such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.    If a U.S. holder’s conversion of shares of common stock is treated as a sale or other taxable disposition, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of common stock converted. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the common stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its common stock so disposed of. A U.S. holder’s adjusted tax basis in its common stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of common stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Any U.S. holder who has tendered all of his actually owned shares for conversion but continues to hold warrants after the conversion will generally not be considered to have experienced a complete termination of his interest in the Company.

Non-U.S. Holders

This section applies to you if you are a “non-U.S. holder.” A non-U.S. holder is a beneficial owner of our common stock who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a conversion.

Taxation of Distributions.    If a non-U.S. holder’s conversion of shares of common stock is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

The withholding tax described above does not apply to a dividend paid to a non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.    If a non-U.S. holder’s conversion shares of common stock is treated as a sale or other taxable disposition, subject to the discussions of FATCA and backup withholding, below a non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our common stock, unless:

•        the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder); or

•        we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of our common stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. holder were a U.S. resident. In the event the non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our common stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our common stock is regularly traded on an established securities market, a buyer of our common stock (we would be treated as a buyer with respect to a conversion of common stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our common stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Charter Extension is completed.

FATCA Withholding Taxes.    Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a conversion of stock) on our common stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a conversion of common stock.

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments resulting from a conversion shares of common stock.

Backup withholding of tax may apply to cash payments to which a non-U.S. holder is entitled in connection with a conversion of shares of common stock, unless the non-U.S. holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such non-U.S. holder’s status as non-U.S. person.

The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on September 21, 2021 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the Extended Termination Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment proposal.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the special meeting vote for the adjournment proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Adjournment by contacting us at the following address or telephone number:

Petra Acquisition, Inc.
5 West 21st Street
New York, New York
(917) 622-5800

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than October 1, 2021.

Annex A

Charter Amendment

AMENDMENT TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
PETRA ACQUISITION, INC.

October 8, 2021

Petra Acquisition, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Petra Acquisition, Inc.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on November 20, 2019. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on May 11,2020. The Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on October 13, 2020.

2. This Amendment to the Second Amended and Restated Certificate amends the Second Amended and Restated Certificate.

3. This Amendment to the Second Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph F of Article SIXTH is hereby amended and restated to read in full as follows:

“F. In the event that the Corporation does not consummate a Business Combination by November 13, 2021, or, if the Corporation shall, in its sole discretion determine, December 13, 2021, or, if the Corporation shall, in its sole discretion determine, January 13, 2022 (or, in each case if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open, the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less any interest for income or franchise taxes payable, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law.”

A-1

IN WITNESS WHEREOF, Petra Acquisition, Inc. has caused this Amendment to the Second Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

PETRA ACQUISITION, INC.

By:
Name:	Andreas Typaldos
Title:	Chief Executive Officer

A-2

PROXY CARD PETRA ACQUISITION, INC. PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on October 8, 2021: The Proxy Statement is available at https://www.cstproxy.com/petraacquisition/2021.

The undersigned hereby appoints Andreas Typaldos as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Petra Acquisition, Inc. (the “Company”), to be held via teleconference as described in the Proxy Statement on October 8, 2021 at 10:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated September 20, 2021 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.      PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) UNTIL NOVEMBER 13, 2021, OR, IF THE COMPANY SHALL, IN ITS SOLE DISCRETION DETERMINE, DECEMBER 13, 2021, OR, IF THE COMPANY SHALL IN ITS SOLE DISCRETION DETERMINE, JANUARY 13, 2022.

For ☐        Against ☐        Abstain ☐

2.      PROPOSAL 2. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSAL 1.

For ☐        Against ☐        Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.